Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1996-1
P & S Agreement Date:                              May 1, 1996
Original Settlement Date:                         May 23, 1996
Series Number of Class A-1 Certificates:             441919AJ6
Series Number of Class A-2 Certificates:                   N/A
Original Sale Balance:                            $819,278,000

Servicer Certificate (Page 1 of 3)
Distribution Date:                                     08/20/98
Investor Certificateholder Floating
Allocation Percentage                                     95.58%
Investor Certificateholder Fixed Allocation Percentage    97.37%
Aggregate Amount of  Collections                   24,966,275.00
     Aggregate Amount of  Interest Collections      5,104,816.10
     Aggregate Amount of  Principal Collections    19,861,458.90
Class A Interest Collections                        4,879,176.02
Class A Principal Collections                      19,139,160.82
Seller Interest Collections                           225,640.08
Seller Principal Collections                          722,298.08
Weighted Average Loan Rate                                13.47%
Net Loan Rate                                             12.47%
Weighted Average Maximum Loan Rate                        18.62%
Class A-1 Certificate Rate                               5.8563%
Maximum Investor Certificate Rate                       12.4700%
Class A-1 Certificate Interest Distributed          2,213,973.49
Class A-1 Investor Certificate Interest
Shortfall before Draw                                       0.00
Unpaid Class A-1 Certificate Interest
Shortfall Received                                          0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining   0.00
Unpaid Class A-1 Carryover Interest Amount                  0.00
Maximum Principal Dist. Amount (MPDA)              19,338,129.32
Alternative Principal Dist. Amount (APDA)          19,139,160.82
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)    19,139,160.82
Principal  allocable to Class A-1                  19,139,160.82
SPDA deposited to Funding Account                           0.00
Subsequent Funding Mortgage Loans Purchased in Period       0.00
Cumulative Subsequent Funding Mortgage
Loans Purchased                                   100,781,997.58
Accelerated Principal Distribution Amount                   0.00
APDA allocable to Class A-1                                 0.00
Reimbursement to Credit Enhancer                            0.00
Spread Trigger hit?                                           No
Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount   236,040.97
Cumulative Investor Liquidation Loss Amount            236,040.97
Total Principal allocable to A-1                    19,375,201.79
Beginning Class A-1 Certificate Principal Balance  439,029,410.06
Ending Class A-1 Certificate Principal Balance     419,654,208.27
Pool Factor (PF)                                        0.5122244

Servicer Certificate (Page 2 of  3)
Distribution Date:                                       08/20/98
Retransfer Deposit Amount (non 2.07 transfers)               0.00
Servicing Fees Distributed                             369,359.03
Beg. Accrued and Unpaid Inv. Servicing Fees                  0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                0.00
End. Accrued and Unpaid Inv. Servicing Fees                  0.00
Number of Mortgage Loans Retransferred pursuant to 2.07         0
Cumulative Number of Mortgage Loans
Retransferred pursuant to 2.07                                  0
Mortgage Loans Retransferred pursuant to 2.07 ($)            0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($) 0.00
Aggregate Investor Liquidation Loss Amount            236,040.97*
Investor Loss Reduction Amount                              0.00
Beginning Pool Balance                            463,728,281.88
Ending Pool Balance                               444,340,809.27
Beginning Invested Amount                         443,230,837.06
Ending Invested Amount                            423,855,635.27
Beginning Seller Principal Balance                 20,497,444.82
Ending Seller Principal Balance                    20,485,174.00
Additional Balances                                   722,298.08
Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any purchase of
Subsequent Loans or release to Cert                         0.00%
Ending Funding Account Balance % (after purchase of Subsequent
Loans or release to Certs.)                                 0.00%
Principal Balance of Subsequent Funding Loans
Purchased in Period                                         $0.00
Principal Collections to purchase Additional
Balances and/or paid to Cert.                               $0.00
Excess Funding Amount                                       $0.00
Beginning Spread Account Balance                     2,100,714.00
Ending Spread Account Balance                        2,100,714.00
Beginning Seller Interest                                   4.42%
Ending Seller's Interest                                    4.61%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                        1,031
     Trust Balance                                  36,862,897.22
   60 - 89 days (Del Stat 2)
     No. of Accounts                                          230
     Trust Balance                                   7,335,152.26
   90+ (Del Stat 3+)
     No. of Accounts                                          571
     Trust Balance                                  18,403,701.08
   270+ (Del Stat 9+)
     No. of Accounts                                          240
     Trust Balance                                   8,841,205.02
   REO
     No. of Accounts                                           71
     Trust Balance                                   3,064,006.77

Rapid Amortization Event ?                                     No
   Failure to make payment within 5 Business
   Days of Required Date ?                                     No
   Failure to perform covenant relating
   to Trust's Security Interest ?                              No
   Failure to perform other covenants as described in the
   Agreement ?                                                 No
   Breach of Representation or Warranty ?                      No
   Bankruptcy, Insolvency or Receivership
   relating to Seller ?                                        No
   Subject to Investment Company Act of 1940 Regulation ?      No
   Servicing Termination ?                                     No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the
   Cut-off Balance and Pre-Fun                                 No

Servicer Certificate (Page 3 of  3)
Distribution Date:                                       08/20/98
Event of Default ?                                          No
   Failure by Servicer to make payment within
   5 Bus. Days of Required Date ?                           No
   Failure by Servicer to perform covenant
   relating to Trust's Security Interest ?                  No
   Failure by Servicer to perform other covenants
   as described in the Agreement?                           No
   Bankruptcy, Insolvency or Receivership relating
   to Master Servicer ?                                     No
   Trigger Event ?                                          No
Policy Fee Distributed to Credit Enhancer
(Paid directly from HFC)                                    N/A
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                           947,938.16
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Spread Account Draw Amount                                  0.00
Capitalized Interest Account Draw                           0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))         0.00
Amount paid to Trustee                                      0.00
Cumulative Draw under Policy                                0.00
Net Yield                                                   5.58%
Total  Available Funds
     Aggregate Amount of Collections               24,966,275.00
     Deposit for principal not used to purchase
     subsequent loans                                        0.00
     Interest Earnings on the Pre-Funding Account           0.00
     Deposit from Capitalized Interest Account              0.00
     Total                                         24,966,275.00
Application of Available Funds
     Servicing Fee                                     369,359.03
     Prinicpal and Interest to Class A-1            21,589,175.28
     Seller's portion of Principal and Interest        947,938.16
     Funds deposited into Funding Account (Net)             0.00
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                 2,059,802.53
     Total                                          24,966,275.00

*As a result of the merger with Beneficial, Household has adopted Beneficial's charge-off policy relating to real estate secured receivables. This has resulted in lower net realized losses this month.

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.
The attached Servicing Certificate is true and correct in all material respects.
A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:                                     08/20/98
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation
Percentage                                              95.5799%
Class A Certificateholder Fixed Allocation Percentage   97.3651%
Beginning Class A-1 Certificate Balance           439,029,410.06
Class A-1 Certificate Rate                             5.856250%
Class A-1 Certificate Interest Distributed              2.702347
Class A-1 Certificate Interest Shortfall Distributed    0.000000
Remaining Unpaid Class A-1 Certificate
Interest Shortfall                                      0.000000
Rapid Amortization Event ?                                   No
Class A-1 Certificate Principal Distributed            23.649118
   Maximum Principal Distribution Amount               23.603867
   Scheduled Principal  Distribution Amount (SPDA)     23.361009
   Accelerated Principal Distribution Amount           0.000000
   Aggregate Investor Liquidation Loss
   Amount Distributed                                  0.288109
Total Amount Distributed to Certificateholders         26.063356
Principal Collections deposited into Funding Account        0.00
Ending Funding Account Balance                              0.00
Ending Class A-1 Certificate Balance              419,654,208.27
Class A-1 Factor                                       0.5122244
Pool Factor (PF)                                       0.5122244
Unreimbursed Liquidation Loss Amount                          $0
Accrued Interest on Unreimbursed Liquidation Loss Amount      $0
Accrued & Unpaid Interest on Unreimbursed
Liquidation Loss Amount                                        $0
Class A Servicing Fee                                  369,359.03
Beginning Invested Amount                          443,230,837.06
Ending Invested Amount                             423,855,635.27
Beginning Pool Balance                             463,728,281.88
Ending Pool Balance                                444,340,809.27
Spread Account Draw Amount                                   0.00
Credit Enhancement Draw Amount                               0.00

Statement to Certificateholders (Page 2 of 2)
Distribution Date:                                     08/20/98
DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                        1,031
     Trust Balance                                  36,862,897.22
   60 - 89 days (Del Stat 2)
     No. of Accounts                                          230
     Trust Balance                                   7,335,152.26
   90+ (Del Stat 3+)
     No. of Accounts                                         571
     Trust Balance                                  18,403,701.08
   REO
     No. of Accounts                                          71
     Trust Balance                                  3,064,006.77
Aggregate Liquidation Loss Amount for
Liquidated Loans                                       645,070.81
Class A-1 Certificate Rate for Next
Distribution Date                                   To be updated
Amount of any Draws on the Policy                           0.00
Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00
     Cumulative No. of Accounts                         3,249.00
     Cumulative Trust Balance                     100,781,997.58
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred
    pursuant to 2.07                                          0
    Cumulative Number of Mortgage Loans
    Retransferred pursuant to 2.07                            0
    Mortgage Loans Retransferred pursuant to 2.07 ($)       0.00
    Cumulative Mortgage Loans Retransferred pursuant
    to 2.07 ($)                                             0.00